UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2019

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 2, 2019, Gladwyne Funding LLC (“Gladwyne Funding”), a wholly-owned, special-purpose financing subsidiary of FS Energy and Power Fund, as borrower, entered into an Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”) with Goldman Sachs Bank USA (“Goldman Sachs”), as sole lead arranger, syndication agent, administrative agent, and calculation agent, Wells Fargo Bank, National Association, as collateral administrator and collateral agent, and the lenders from time to time party thereto, which amended and restated the Credit Agreement originally entered into on April 19, 2017, with Goldman Sachs, as sole lead arranger, sole lender and administrative agent, Citibank, N.A., as collateral agent, and Virtus Group, LP, as collateral administrator. The Amended and Restated Credit Agreement provides for, among other things, (i) an increase of the maximum facility amount from $425,000,000 to $475,000,000, with an option for Gladwyne Funding to request, at one or more times, to increase the maximum facility amount up to $650,000,000, subject to certain specified conditions, including consent of the new and/or increasing lender, (ii) a reduction of the interest rate from 3-month London Interbank Offered Rate (“LIBOR”) plus 372 basis points to 3-month LIBOR plus 320 basis points, and (iii) the extension of the maturity date from December 2, 2019 to December 2, 2022.

The foregoing description of the Amended and Restated Credit Agreement as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of the Amended and Restated Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Amended and Restated Credit Agreement, dated as of December 2, 2019, among Gladwyne Funding LLC, as borrower, Goldman Sachs Bank USA, as sole lead arranger, syndication agent, administrative agent, and calculation agent, Wells Fargo Bank, National Association, as collateral administrator and collateral agent, and the lenders from time to time party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date: December 5, 2019	By:	/s/ Stephen S. Sypherd
	Name:	Stephen S. Sypherd
	Title:	General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Amended and Restated Credit Agreement, dated as of December 2, 2019, among Gladwyne Funding LLC, as borrower, Goldman Sachs Bank USA, as sole lead arranger, syndication agent, administrative agent, and calculation agent, Wells Fargo Bank, National Association, as collateral administrator and collateral agent, and the lenders from time to time party thereto.